UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 14, 2006
INTEGRA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana 47705-0868

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (812) 464-9677
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     Integra Bank Corporation (the “Corporation”) plans to participate in the New York Society of Security Analysts 2006 Banking Industry Conference to be held in New York City on November 14, 2006. Martin M. Zorn, Chief Financial Officer and Executive Vice President of Finance and Risk is scheduled to present at the conference at 8:30 a.m. CST. The slides for the presentation are attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
Additional Information and Where to Find It
     The Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Prairie Financial Corporation (“Prairie”) expects to mail a proxy statement/prospectus to its stockholders, containing information about the transaction. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about the Corporation, Prairie and the proposed merger. In addition to the registration statement to be filed by the Corporation and the proxy statement/prospectus to be mailed to the stockholders of Prairie, the Corporation files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Integra may also be obtained free of charge from the Corporation by requesting them in writing at 21 S.E. Third Street, P.O. Box 868, Evansville, Indiana 47708-0868, or by telephone at (812) 464-9677 or on the Corporation’s website at www.integrabank.com.
Participants in the Solicitation
     The Corporation, Prairie and their respective officers and directors may be deemed to be participants in the solicitations of proxies from the stockholders of Prairie with respect to the transactions contemplated by the proposed merger. Information regarding the Corporation’s officers and directors is included in the Corporation’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 17, 2006. A description of the interests of the directors and executive officers of the Corporation and Prairie in the merger will be set forth in proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
     This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between the Corporation and Prairie, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) the Corporation’s and Prairie’s plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of the Corporation and Prairie and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the business of the Corporation and Prairie may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Prairie may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial service companies in the Corporation’s and Prairie’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the markets in which the Corporation and Prairie do business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Corporation’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.
     The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Corporation or Prairie or any person acting on behalf are expressly qualified in the entirety by the cautionary statements above. The Corporation and Prairie do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made except as may be required in the Corporation’s SEC reports.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits
99(a) Slide presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2006

INTEGRA BANK CORPORATION
By:	/s/ Michael T. Vea
Chairman, President and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Slide presentation